UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020 (October 1, 2020)

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIRRQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective on June 1, 2020.

Item 7.01     Regulation FD Disclosure

Pier 1 Imports, Inc. (the “Company”) announced on February 18, 2020, that, among other things, the Company and its subsidiaries (together, the “Debtors”) each filed a voluntary petition in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) requesting relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Proceedings”). The Chapter 11 Proceedings are being jointly administered under the caption and case number: In re Pier 1 Imports, Inc., et al., Case No. 20-30805 (KRH).

On October 1, 2020, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning August 1, 2020 and ending August 31, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/case/pier1. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As reported in a Form 12b-25 filed by the Company on May 28, 2020, the Company is not filing an Annual Report on Form 10-K for the fiscal year ended February 29, 2020, or any other reports on Forms 10-Q or 10-K for subsequent periods. Instead, the Company intends to file Current Reports on Form 8-K containing the Company’s monthly operating reports that are filed by the Company with the Bankruptcy Court.

Item 9.01     Financial Statements and Exhibits

(a) - (c)     Not Applicable.

(d)             Exhibits.

Exhibit	Description
99.1	Monthly Operating Report for the period beginning August 1, 2020 and ending August 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: October 2, 2020	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Chief Executive Officer and Chief Financial Officer